                                         SEMIANNUAL REPORT    JUNE 30, 2001

Nicholas-Applegate
Growth Equity Fund

FUND TYPE Stock
OBJECTIVE Capital appreciation

(GRAPHIC)

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

Prudential Financial is a service mark of Prudential, Newark, NJ, and its affiliates.

Build on the Rock

INVESTMENT GOALS AND STYLE
At Nicholas-Applegate, we build portfolios one stock at a time. Our search for promising investments starts with detailed, fundamental analysis of thousands of individual companies. We don't make investment decisions based on "top-down" projections such as predicting the direction of interest rates or forecasts of economic strength. Instead, we investigate opportunities from the "bottom up," analyzing strengths and weaknesses on a company-by-company basis.

The Nicholas-Applegate(r) Growth Equity Fund (the Fund) seeks to deliver capital appreciation through investment in growth companies with market capitalizations predominantly between $1 billion and $10 billion. Our company-by-company research focuses on identifying and investing in stocks exhibiting each of the following traits:

-- Evidence of positive change
-- Sustainability of that change
-- Timeliness of investment

We believe our search for stocks meeting these criteria produces a well-diversified portfolio of successful companies capable of exceptional growth. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition


    Sectors expressed as a percentage of
net assets as of 6/30/01

        37.5%    Technology
        24.3    Capital Goods
        11.5    Consumer Non-Durables
        10.8    Financial Services
         9.9    Energy
         5.6    General Business
         0.4    Cash & Equivalents

Five Largest Holdings

    Expressed as a percentage of
    net assets as of 6/30/01

    2.8%    IDEC Pharmaceuticals Corp.
            Drugs & Healthcare
    2.5     Providian Financial Corp.
            Financial/Business Services
    2.4     Allergan, Inc.
            Drugs & Healthcare
    2.1     PeopleSoft, Inc.
            Computer Services
    2.1     Brocade Comm. Systems, Inc.
            Computer Networks

Holdings are subject to change.

                                      www.prudential.com    (800) 225-1852

Performance at a Glance

Cumulative Total Returns1                               As of 6/30/01

                                       Six       One     Five      Ten       Since
                                      Months     Year    Years     Years    Inception2
Class A                               -28.82%   -44.78%   65.94%   281.29%    416.62%
Class B                               -29.12    -45.19    59.51    250.95     241.07
Class C                               -29.12    -45.19    59.51    N/A        131.82
Class Z                               -28.74    -44.63    N/A      N/A         67.86
Lipper Multi-Cap Growth Fund Avg.3    -16.13    -31.72    75.29    287.80       ***

Average Annual Total Returns1                                As of 6/30/01

                    One       Five      Ten      Since
                    Year      Years     Years    Inception2
    Class A        -47.54%    9.53%     13.74%    11.83%
    Class B        -50.19     9.65      13.38     12.98
    Class C        -46.74     9.57       N/A      12.77
    Class Z        -44.63     N/A        N/A      12.84

Past performance is not indicative of future results.
Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1  Source: Prudential Investments Fund Management LLC and
   Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class
   B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.
2 Inception dates: Class A, 4/9/87; Class B, 6/10/91; Class C, 8/1/94; and Class Z, 3/18/97.
3 Lipper average returns are unmanaged, and are based on the average return of all funds in each share class for the six-month, one-, five-, and ten-year periods in the Lipper Multi-
   Cap Growth Fund category. Funds in the Lipper Multi-Cap Growth Fund category, by portfolio practice, invest in a variety of market capitalization ranges.
***Lipper Since Inception returns are 435.20% for Class A,
   266.83% for Class B, 181.24% for Class C, and 81.59% for Class Z, based on all funds in each share class.

Nicholas-Applegate Growth Equity Fund

     Semiannual Report    June 30, 2001

INVESTMENT ADVISER'S REPORT

In the first half of 2001, the major stock indexes-- particularly the technology-dominated Nasdaq Composite Index-- essentially continued the decline that began in mid-2000. The broad sell-off in U.S. stocks officially became a bear market in March as the Standard & Poor's Composite Stock Price Index (S&P 500 Index) dipped more than 20% below its all-time high set a year earlier. Blue-chip stocks also flirted with bearish territory, with the Dow Jones Industrial Average falling to within a dozen points of a 20% drop before recovering in late March.

Gloomy economic news on a number of fronts beleaguered the equities market during the first quarter of 2001. A spate of earnings disappointments (some of which missed even lowered profit targets), a deceleration in capital equipment spending, rising business inventories, and shaken consumer confidence contributed to the market's decline. As a result, the Russell Midcap Growth Index fell 25.1% during the quarter. With the exception of the consumer staples and retail trade sectors, all of the Index's industry categories declined during the period.

In the second quarter, positive factors such as tame inflation, plunging interest rates, and consumer resiliency in the face of economic stagnation were overshadowed by concerns over continued weakness in the industrial sector. Reflecting tough times among "old economy" companies, the U.S. manufacturing capacity utilization rate for May dropped to 77.4%--the lowest since August 1983. "New economy" firms suffered even steeper declines--the technology sector's operating rate of 70.3% is the lowest since the recession in June 1975.

Despite this uncertain backdrop, the Russell Midcap Growth
Index rose 16.2% in the second quarter of 2001. A widely
expected interest rate cut from the Federal Reserve (the Fed), and news that the Microsoft antitrust case had been dropped, served to bolster returns toward month end. The Fed's
                                     www.prudential.com    (800) 225-1852

quarter of a percentage point reduction in short-term rates on June 27 was the sixth in a series of rate cuts so far this year, for a total easing of 2.75 percentage points through June 30, 2001.

OVERVIEW OF FUND PERFORMANCE
For the six-month period ended June 30, 2001, the Nicholas-
Applegate Growth Equity Fund's Class A shares fell 28.82% compared to the Russell Midcap Growth Index's return of -12.96%, the Lipper Multi-Cap Growth Fund Average's 16.13% decline, and the S&P 500's drop of -6.69%.

The Fund's underperformance relative to various benchmarks was largely the result of its holdings in technology, health technology, and commercial/industrial stocks. In particular, telecommunications stocks, such as Allegiance Telecom (-61.44% for the period), and information technology firms, including Level 3 Communications (-66.61%) and Sycamore Networks (-69.70), negatively affected Fund performance for the period.

Amid this difficult market environment, stock selection proved to be an even greater challenge than usual. As investors moved assets from stocks to alternative asset classes, quality mid-cap stocks with solid fundamentals--the type of issues usually held by the Fund--declined in concert with their low-quality counterparts. In fact, investor sentiment turned away from the fastest-growing stocks in early 2001 in favor of low-quality, low-priced stocks with poor or deteriorating fundamentals and weak outlooks that were bouncing up from 52-week lows. Simply put, these are not the type of stocks in which we invest, and our disciplined management style centering on positive, sustainable change was penalized as a result.

During the reporting period, the Fund reduced its technology holdings from 37.10% as of December 31, 2000, to 20.20% on March 31, 2001, then shifted assets back into the sector as a recovery seemed imminent. By period end, 37.50% of the
Fund's assets were in technology stocks. Exposure to the energy sector was also reduced, from 22.00% on December 31, 2000, to 9.90%
                                                         3

Nicholas-Applegate Growth Equity Fund

     Semiannual Report    June 30, 2001

on June 30, 2001. Meanwhile, Fund holdings in financial services increased from 1.40% to 10.80% during the period, while exposure to retail trade stocks rose from 3.80% to 8.20%. As of June 30, the Fund was overweighted in financial services and technology stocks and underweighted in the commercial/industrial services and consumer non-durables groups relative to the Russell Midcap Growth Index.

LOOKING AHEAD
As the first half of 2001 came to a close, investors remained vigilant for clues that better days are ahead in the second half of the year for the economy and for corporate earnings. The very economic weakness that hit home in the fourth quarter of 2000 may be setting the stage for recovery. A severe drop in production, while hurting profits in the short term, could help eliminate bloated inventories and lead to a stronger economy in the months ahead.

On the economic front, a monetary and fiscal stimulus may combine to restart the sluggish U.S. economic engine. The
Fed's total 2.75% reduction in short-term interest rates through June 30, combined with the cut in income tax rates recently signed into law, should provide a boost to the economy by encouraging increased borrowing and spending by businesses and consumers.

Despite difficult market conditions, we remain convinced that our unwavering focus on companies exhibiting strong fundamentals should reward our clients over the long term. Our investment philosophy guides us to move our portfolios away from weakness toward strength each day in any market environment. Consistent with that philosophy, we look for industry leaders we believe are capable of robust earnings growth, with strong potential for positive earnings surprise. We continue to believe that our ability to uncover solid investment opportunities in any environment will once again deliver exceptional results to the Fund's investors over time.

Nicholas-Applegate Growth Equity Fund Management Team

    Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Portfolio of Investments as of June 30, 2001 (Unaudited)

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
COMMON STOCKS  99.7%
-----------------------------------------------------------------------------------------
CAPITAL GOODS  24.3%
Drugs & Healthcare  14.4%
    48,000   Aviron(a)                                               $    2,736,000
    81,200   Biogen, Inc.(a)                                              4,414,032
    54,900   Enzon, Inc.(a)                                               3,431,250
    64,000   Genzyme Corp.-Genzyme Biosurgery Division(a)                 3,904,000
   118,400   Guidant Corp.(a)                                             4,262,400
    70,400   Human Genome Sciences, Inc.(a)                               4,241,600
   111,500   ICN Pharmaceuticals, Inc.                                    3,536,780
    55,500   ICOS Corp.(a)                                                3,552,000
   178,500   IDEC Pharmaceuticals Corp.(a)                               12,082,665
   120,400   Medarex, Inc.(a)                                             2,829,400
   101,700   MedImmune, Inc.(a)                                           4,800,240
   130,400   Millennium Pharmaceuticals, Inc.(a)                          4,639,632
    66,100   Protein Design Labs, Inc.(a)                                 5,734,836
    47,100   Vertex Pharmaceuticals, Inc.(a)                              2,331,450
                                                                     --------------
                                                                         62,496,285
-------------------------------------------------------------------------------------
Leisure & Recreation  1.7%
   152,700   Harley-Davidson, Inc.                                        7,189,116
-------------------------------------------------------------------------------------
Retail/Wholesale Specialty Chain  8.2%
   127,100   Abercrombie & Fitch Co.(a)                                   5,655,950
   184,350   American Eagle Outfitters, Inc.(a)                           6,496,494
   103,500   Bed Bath & Beyond, Inc.(a)                                   3,229,200
    61,500   Best Buy Co., Inc.(a)                                        3,906,480
    70,000   Lowe's Companies, Inc.                                       5,078,500
   342,800   Starbucks Corp.(a)                                           7,884,400
    83,900   Williams-Sonoma, Inc.(a)                                     3,256,998
                                                                     --------------
                                                                         35,508,022
-------------------------------------------------------------------------------------
COMMERCIAL/INDUSTRIAL SERVICES  5.6%
Other Commercial/Industrial Services  2.7%
   154,800   Charter Communications, Inc.(a)                              3,614,580
   160,700   Hispanic Broadcasting Corp.(a)                               4,610,483
    82,500   Lamar Advertising Co.(a)                                     3,630,000
                                                                     --------------
                                                                         11,855,063

    See Notes to Financial Statements                                      5

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Telecommunication Services  2.9%
   117,900   Allegiance Telecom, Inc.(a)                             $    1,767,321
   342,900   Crown Castle International Corp.(a)                          5,623,560
    57,600   Time Warner Telecom, Inc.(a)                                 1,930,752
    81,100   Univision Communications, Inc.(a)                            3,469,458
                                                                     --------------
                                                                         12,791,091
-------------------------------------------------------------------------------------
CONSUMER NON-DURABLES  11.5%
Drugs & Healthcare  11.5%
    91,400   Abgenix, Inc.(a)                                             4,113,000
    75,200   AdvancePCS(a)                                                4,816,560
   121,500   Allergan, Inc.                                              10,388,250
    42,400   Andrx Group(a)                                               3,264,800
   112,200   Forest Laboratories, Inc.(a)                                 7,966,200
    58,600   Gilead Sciences, Inc.(a)                                     3,409,934
    48,600   Invitrogen Corp.(a)                                          3,489,480
   110,200   Manor Care, Inc.(a)                                          3,498,850
   170,500   Quintiles Transnational, Corp.(a)                            4,305,125
    47,930   Wellpoint Health Networks, Inc.(a)                           4,516,923
                                                                     --------------
                                                                         49,769,122
-------------------------------------------------------------------------------------
ENERGY  9.9%
Electrical Utilities  1.7%
   133,800   Aquila, Inc.(a)                                              3,298,170
    50,100   Calpine Corp.(a)                                             1,893,780
    89,800   NRG Energy, Inc.(a)                                          1,982,784
                                                                     --------------
                                                                          7,174,734
-------------------------------------------------------------------------------------
Oil & Gas-Production/Pipeline  5.1%
    76,200   Dynegy, Inc.                                                 3,543,300
    95,600   Nabors Industries, Inc.(a)                                   3,556,320
   122,900   National-Oilwell, Inc.(a)                                    3,293,720
    50,200   Noble Drilling Corp.(a)                                      1,644,050
    72,500   Patterson-UTI Energy, Inc.(a)                                1,295,575
   147,100   Rowan Companies, Inc.(a)                                     3,250,910
   134,700   Shaw Group, Inc.(a)                                          5,401,470
                                                                     --------------
                                                                         21,985,345

    6                                   See Notes to Financial Statements

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Oil Services  3.1%
    93,600   Baker Hughes, Inc.(a)                                   $    3,135,600
   139,400   BJ Services Co.(a)                                           3,956,172
   125,500   ENSCO International, Inc.                                    2,936,700
    55,700   Smith International, Inc.(a)                                 3,336,430
                                                                     --------------
                                                                         13,364,902
-------------------------------------------------------------------------------------
FINANCIAL SERVICES  10.8%
Financial/Business Services  10.8%
    81,800   Bear, Stearns & Co., Inc.                                    4,823,746
   132,300   Capital One Financial Corp.                                  7,938,000
   145,100   Concord EFS, Inc.(a)                                         7,546,651
    61,100   Golden West Financial Corp.                                  3,925,064
   139,200   Instinet Group, Inc.(a)                                      2,594,688
    38,900   Investors Financial Services Corp.                           2,606,300
    70,900   Northern Trust Corp.                                         4,431,250
   119,000   Phoenix Companies, Inc.(a)                                   2,213,400
   181,600   Providian Financial Corp.                                   10,750,720
                                                                     --------------
                                                                         46,829,819
-------------------------------------------------------------------------------------
TECHNOLOGY  37.6%
Computer Networks  4.3%
   205,500   Brocade Communications Systems, Inc.(a)                      9,039,945
    89,000   Emulex Corp.(a)                                              3,595,600
   104,900   Extreme Networks, Inc.(a)                                    3,094,550
   111,500   ONI Systems Corp.(a)                                         3,110,850
                                                                     --------------
                                                                         18,840,945
-------------------------------------------------------------------------------------
Computer Services  6.3%
    74,200   Lexmark International Group, Inc.(a)                         4,989,950
    80,700   Openwave Systems, Inc.(a)                                    2,800,290
   184,000   PeopleSoft, Inc.(a)                                          9,058,320
   146,200   SunGuard Data Systems, Inc.(a)                               4,387,462
   101,500   VeriSign, Inc.(a)                                            6,091,015
                                                                     --------------
                                                                         27,327,037

    See Notes to Financial Statements                                      7

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Computer Software  6.8%
   184,600   I2 Technologies, Inc.(a)                                $    3,655,080
   192,100   Citrix Systems, Inc.(a)                                      6,704,290
   146,700   McDATA Corp.(a)                                              3,203,928
   117,600   Mercury Interactive Corp.(a)                                 7,044,240
   137,300   Peregrine Systems, Inc.(a)                                   3,981,700
   127,900   Quest Software, Inc.(a)                                      4,828,225
                                                                     --------------
                                                                         29,417,463
-------------------------------------------------------------------------------------
Electronic Components  2.0%
   121,200   Jabil Circuit, Inc.(a)                                       3,740,232
   203,100   Sanmina Corp.(a)                                             4,754,571
                                                                     --------------
                                                                          8,494,803
-------------------------------------------------------------------------------------
Semiconductors  13.6%
   122,200   Advanced Micro Devices, Inc.(a)                              3,529,136
   114,400   Altera Corp.(a)                                              3,317,600
   215,400   Applied Micro Circuits Corp.(a)                              3,704,880
   138,800   Cirrus Logic, Inc.(a)                                        3,196,564
   121,700   Credence Systems Corp.(a)                                    2,950,008
   109,600   Integrated Device Technology, Inc.(a)                        3,473,224
   142,400   KLA-Tencor Corp.(a)                                          8,326,128
   176,100   Lam Research Corp.(a)                                        5,221,365
    83,800   National Semiconductor Corp.(a)                              2,440,256
    72,300   Novellus Systems, Inc.(a)                                    4,105,917
    39,600   NVIDIA Corp.(a)                                              3,672,900
   113,200   PMC-Sierra, Inc.(a)                                          3,517,124
    87,800   QLogic Corp.(a)                                              5,658,710
    97,000   Teradyne, Inc.(a)                                            3,210,700
    66,800   Xilinx, Inc.(a)                                              2,754,832
                                                                     --------------
                                                                         59,079,344
-------------------------------------------------------------------------------------
Telecommunication Equipment  4.6%
   103,800   Comverse Technology, Inc.(a)                                 5,926,980
   181,700   Powerwave Technologies, Inc.(a)                              2,634,650
   126,700   RF Micro Devices, Inc.(a)                                    3,417,099
   101,100   Scientific-Atlanta, Inc.                                     4,104,660
   166,600   Sonus Networks, Inc.(a)                                      3,891,776
                                                                     --------------
                                                                         19,975,165
                                                                     --------------
             Total common stocks (cost $414,504,458)                    432,098,256
                                                                     --------------

    8                                      See Notes to Financial Statements

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

Principal
Amount
(000)        Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT  2.6%
Repurchase Agreement
$   11,379   State Street Bank & Trust Co., 2.75%, in the
              principal amount of $11,379,000, repurchase price
              $11,381,608, due 7/2/01 (cost $11,379,000), value of
              the collateral including accrued interest was
              $11,608,164                                            $   11,379,000
                                                                     --------------
             Total Investments  102.3%
              (cost $425,883,458; Note 4)                               443,477,256
             Liabilities in excess of other assets  (2.3%)               (9,766,793)
                                                                     --------------
             Net Assets  100%                                        $  433,710,463
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing.
    See Notes to Financial Statements                                      9

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                  June 30, 2001

----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $425,883,458)                         $ 443,477,256
Cash                                                                     24,501
Receivable for investments sold                                       2,076,837
Receivable for Fund shares sold                                       1,020,426
Dividends and interest receivable                                        16,847
Other assets                                                             14,650
                                                               -------------------
      Total assets                                                  446,630,517
                                                               -------------------
LIABILITIES
Payable for investments purchased                                     9,920,402
Payable for Fund shares reacquired                                    2,357,428
Management fee payable                                                  341,068
Distribution fee payable                                                175,836
Accrued expenses                                                        125,320
                                                               -------------------
      Total liabilities                                              12,920,054
                                                               -------------------
NET ASSETS                                                        $ 433,710,463
                                                               -------------------
                                                               -------------------
Net assets were comprised of:
   Common stock, at par                                           $     370,167
   Paid-in capital in excess of par                                 528,280,597
                                                               -------------------
                                                                    528,650,764
   Net investment loss                                               (4,009,560)
   Accumulated net realized loss on investments                    (108,524,539)
   Net unrealized appreciation on investments                        17,593,798
                                                               -------------------
Net assets, June 30, 2001                                         $ 433,710,463
                                                               -------------------
                                                               -------------------

    10                                     See Notes to Financial Statements

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                  June 30, 2001
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($269,736,932 / 21,583,119 shares of common stock
      issued and outstanding)                                            $12.50
   Maximum sales charge (5% of offering price)                              .66
                                                               -------------------
   Maximum offering price to public                                      $13.16
                                                               -------------------
                                                               -------------------
Class B:
   Net asset value, offering price and redemption price
      per share
      ($132,605,416 / 12,726,526 shares of common stock
      issued and outstanding)                                            $10.42
                                                               -------------------
                                                               -------------------
Class C:
   Net asset value and redemption price per share
      ($14,197,752 / 1,362,628 shares of common stock
      issued and outstanding)                                            $10.42
   Sales charge (1% of offering price)                                      .11
                                                               -------------------
   Offering price to public                                              $10.53
                                                               -------------------
                                                               -------------------
Class Z:
   Net asset value, offering price and redemption price
      per share ($17,170,363 / 1,344,410 shares of common
      stock issued and outstanding)                                      $12.77
                                                               -------------------
                                                               -------------------

    See Notes to Financial Statements                                     11

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Statement of Operations (Unaudited)

                                                                    Six Months
                                                                       Ended
                                                                   June 30, 2001
--------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends                                                       $     233,924
   Interest                                                              170,770
                                                                   -------------
      Total income                                                       404,694
                                                                   -------------
Expenses
   Management fees                                                     2,326,600
   Distribution fee -- Class A                                           315,250
   Distribution fee -- Class B                                           859,930
   Distribution fee -- Class C                                            76,202
   Transfer agent's fees and expenses                                    444,000
   Reports to shareholders                                               117,000
   Registration fees                                                      90,000
   Custodian's fees and expenses                                          85,000
   Audit fees and expenses                                                44,000
   Director's fees                                                        38,000
   Legal fees and expenses                                                17,000
   Miscellaneous                                                           1,272
                                                                   -------------
    Total expenses                                                     4,414,254
                                                                   -------------
Net investment loss                                                   (4,009,560)
                                                                   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions                        (109,931,780)
Net change in unrealized depreciation of investments                 (71,235,470)
                                                                   -------------
Net loss on investments                                             (181,167,250)
                                                                   -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(185,176,810)
                                                                   -------------
                                                                   -------------

    12                                     See Notes to Financial Statements

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Statement of Changes in Net Assets (Unaudited)

                                                 Six Months            Year
                                                    Ended              Ended
                                                June 30, 2001    December 31, 2000
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                          $  (4,009,560)     $ (12.186,097)
   Net realized gain (loss) on investment
      transactions                               (109,931,780)       126,437,124
   Net change in unrealized appreciation
      (depreciation) on investments               (71,235,470)      (237,996,411)
                                                -------------    -----------------
   Net decrease in net assets resulting from
      operations                                 (185,176,810)      (123,745,384)
                                                -------------    -----------------
   Distributions to shareholders from net
      realized gains on investments
      Class A                                              --        (71,466,442)
      Class B                                              --        (65,973,126)
      Class C                                              --         (4,144,445)
      Class Z                                              --         (3,608,885)
                                                -------------    -----------------
                                                           --       (145,192,898)
                                                -------------    -----------------
Fund share transactions (Note 5) (Net of
   share conversions)
   Net proceeds from shares subscribed             94,504,320        694,230,207
   Net asset value of shares issued to
      shareholders in reinvestment of
      distributions                                        --        137,203,045
   Cost of shares reacquired                     (112,959,293)      (592,156,389)
                                                -------------    -----------------
   Net increase (decrease) in net assets from
      Fund share transactions                     (18,454,973)       239,276,863
                                                -------------    -----------------
Total increase (decrease)                        (203,631,783)       (29,661,419)
NET ASSETS
Beginning of period                               637,342,246        667,003,665
                                                -------------    -----------------
End of period                                   $ 433,710,463      $ 637,342,246
                                                -------------    -----------------
                                                -------------    -----------------

    See Notes to Financial Statements                                     13

     Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
              Notes to Financial Statements (Unaudited)

      Nicholas-Applegate Growth Equity Fund (the 'Fund') is currently the only series of Nicholas-Applegate Fund, Inc. The Fund is an open-end, diversified management investment company.

      The Fund's investment objective is capital appreciation. It seeks to achieve this objective by investing primarily in common stocks of U.S. companies, the earnings and securities prices of which the investment adviser expects to grow at a rate above that of the S&P 500. The Fund intends to invest primarily in stocks from a universe of U.S. companies with market capitalizations corresponding to the middle 90% of the Russell Midcap Growth Index at time of purchase. Capitalization of companies in the Index will change with market conditions.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Security Valuation:    Investments are stated at value. Investments for
which market quotations are readily available are valued at the last reported sales price. If there are no sales on the date of valuation, then investments are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Short-term securities less than 60 days are valued at amortized cost.

      In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized and unrealized gains and losses from security transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    Dividends from net investment income and
distributions of net capital gains in excess of capital loss carryforwards, if any, are

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Notes to Financial Statements (Unaudited) Cont'd.

declared and paid annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Federal Income Taxes:    It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no tax provision is required.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to the management agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with Nicholas-Applegate Capital Management ('NACM'); NACM furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of the subadviser, the compensation of certain officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .95% of the Fund's average daily net assets. PIFM pays NACM, as compensation for its services pursuant to the subadvisory agreement, a fee at the rate of .75% of the average daily net assets of the Fund. During the period ended June 30, 2001, PIFM earned $2,326,600 in management fees of which it paid $1,838,014 to NACM under the foregoing agreements.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .24 of 1% of average daily net assets of the Class A shares and
                                                                          15

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Notes to Financial Statements (Unaudited) Cont'd.

1% of the average daily net assets of both the Class B and Class C shares, respectively, for the period ended June 30, 2001.

      PIMS has advised the Fund that it has received approximately $98,000 and $13,900 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the period ended June 30, 2001. From these fees, PIMS paid a substantial part of such sales charges to an affiliated broker-dealer, which in turn paid commission to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the period ended June 30, 2001, it received approximately $129,400 and $5,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

      PIFM and PIMS and are indirect wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $500 million. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 6, 2002. Prior to March 7, 2001, the maximum commitment was $1 billion and the commitment fee was .080 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the period ended June 30, 2001.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS') and affiliate of PIFM and an indirect wholly owned subsidiary of Prudential serves as the Fund's transfer agent. During the period ended June 30, 2001, the Fund incurred fees of approximately $377,800 for the services of PMFS. As of June 30, 2001, approximately $63,100 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities of the Fund other than short-term investments, for the period ended June 30, 2001 were $386,406,324 and $386,378,272, respectively.

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      The cost basis of investments for federal income tax purposes at June 30, 2001 was $426,698,529 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $16,778,727 (gross unrealized appreciation--$53,191,621; gross unrealized depreciation--$36,412,894).

Note 5. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized 200 million shares of common stock at $.01 par value per share equally divided into four classes, designated Class A, Class B, Class C and Class Z shares.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Period ended June 30, 2001:
Shares sold                                                   4,872,989    $  66,407,811
Shares reacquired                                            (6,166,380)     (82,274,083)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,293,391)     (15,866,272)
Shares issued upon conversion from Class B                    2,358,836       31,303,349
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 1,065,445    $  15,437,077
                                                            -----------    -------------
                                                            -----------    -------------
Year ended December 31, 2000:
Shares sold                                                  16,075,106    $ 442,888,259
Shares issued in reinvestment of distributions                3,689,919       66,117,927
Shares reacquired                                           (16,194,138)    (440,827,116)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  3,570,887       68,179,070
Shares issued upon conversion from Class B                    4,157,291      114,910,221
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 7,728,178    $ 183,089,291
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Period ended June 30, 2001:
Shares sold                                                   1,217,429    $  14,272,676
Shares reacquired                                            (1,834,544)     (20,824,266)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (617,115)      (6,551,590)
Shares reacquired upon conversion into Class A               (2,826,363)     (31,303,349)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (3,443,478)   $ (37,854,939)
                                                            -----------    -------------
                                                            -----------    -------------

                                                                          17

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class B                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended December 31, 2000:
Shares sold                                                   6,752,175    $ 164,962,834
Shares issued in reinvestment of distributions                4,174,989       63,549,813
Shares reacquired                                            (4,251,712)     (99,062,257)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  6,675,452      129,450,390
Shares reacquired upon conversion into Class A               (4,839,288)    (114,910,221)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 1,836,164    $  14,540,169
                                                            -----------    -------------
                                                            -----------    -------------
Class C
----------------------------------------------------------
Period ended June 30, 2001:
Shares sold                                                     401,020    $   4,675,532
Shares reacquired                                              (301,581)      (3,315,400)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    99,439    $   1,360,132
                                                            -----------    -------------
                                                            -----------    -------------
Year ended December 31, 2000:
Shares sold                                                     949,326    $  22,677,035
Shares issued in reinvestment of distributions                  265,126        3,972,891
Shares reacquired                                              (419,481)     (10,136,100)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   794,971    $  16,513,826
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Period ended June 30, 2001:
Shares sold                                                     645,195    $   9,148,301
Shares reacquired                                              (454,211)      (6,545,544)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   190,984    $   2,602,757
                                                            -----------    -------------
                                                            -----------    -------------
Year ended December 31, 2000:
Shares sold                                                   2,309,679    $  63,702,079
Shares issued in reinvestment of distributions                  196,283        3,562,414
Shares reacquired                                            (1,430,224)     (42,130,916)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 1,075,738    $  25,133,577
                                                            -----------    -------------
                                                            -----------    -------------

   Nicholas-Applegate Fund, Inc.     Nicholas-Applegate Growth Equity Fund

         Financial
               Highlights
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '

     Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                 -----------------
                                                                 Six Months Ended
                                                                 June 30, 2001(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $   17.56
                                                                 -----------------
Income from investment operations:
Net investment loss                                                       (.17)
Net realized and unrealized gain (loss) on investment
   transactions                                                          (4.89)
                                                                 -----------------
      Total from investment operations                                   (5.06)
                                                                 -----------------
Less distributions:
Distributions from net realized gains from investment
   transactions                                                             --
                                                                 -----------------
Net asset value, end of period                                       $   12.50
                                                                 -----------------
                                                                 -----------------
TOTAL RETURN(a):                                                        (28.82)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 269,737
Average net assets (000)                                             $ 287,793
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.54%(c)
   Expenses, excluding distribution and service (12b-1) fees              1.30%(c)
   Net investment loss                                                   (1.36)%(c)
Portfolio turnover rate                                                     78%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(b) Calculated based on weighted average shares outstanding during the period.
(c) Annualized.

    20                                     See Notes to Financial Statements

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class A
----------------------------------------------------------------------------------------------------------
                                         Year Ended December 31,
----------------------------------------------------------------------------------------------------------
    2000(b)                1999                 1998                 1997                 1996
----------------------------------------------------------------------------------------------------------
    $  25.80             $  15.38             $  14.47             $  15.41             $  15.18
----------------     ----------------     ----------------     ----------------     ----------------
        (.32)                (.18)                (.17)                (.12)                (.14)
       (3.36)               14.01                 1.95                 2.60                 2.64
----------------     ----------------     ----------------     ----------------     ----------------
       (3.68)               13.83                 1.78                 2.48                 2.50
----------------     ----------------     ----------------     ----------------     ----------------
       (4.56)               (3.41)                (.87)               (3.42)               (2.27)
----------------     ----------------     ----------------     ----------------     ----------------
    $  17.56             $  25.80             $  15.38             $  14.47             $  15.41
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
      (14.06)%              98.35%               12.83%               17.33%               16.45%
    $360,373             $329,955             $130,362             $133,973             $145,120
    $404,873             $186,192             $124,408             $139,933             $136,482
        1.36%                1.40%                1.45%                1.37%                1.41%
        1.12%                1.20%                1.24%                1.19%                1.23%
       (1.21)%              (1.21)%              (1.19)%               (.82)%               (.93)%
         165%                 173%                 171%                 182%                 113%

    See Notes to Financial Statements                                     21

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class B
                                                                 -----------------
                                                                 Six Months Ended
                                                                 June 30, 2001(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $   14.70
                                                                 -----------------
Income from investment operations:
Net investment loss                                                       (.23)
Net realized and unrealized gain (loss) on investment
   transactions                                                          (4.05)
                                                                 -----------------
      Total from investment operations                                   (4.28)
                                                                 -----------------
Less distributions:
Distributions from net realized gains from investment
   transactions                                                             --
                                                                 -----------------
Net asset value, end of period                                       $   10.42
                                                                 -----------------
                                                                 -----------------
TOTAL RETURN(a):                                                        (29.12)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 132,605
Average net assets (000)                                             $ 173,411
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              2.30%(c)
   Expenses, excluding distribution and service (12b-1) fees              1.30%(c)
   Net investment loss                                                   (2.10)%(c)
Portfolio turnover rate                                                     78%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.

    22                                     See Notes to Financial Statements

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class B
----------------------------------------------------------------------------------------------------------
                                         Year Ended December 31,
----------------------------------------------------------------------------------------------------------
    2000(b)                1999                 1998                 1997                 1996
----------------------------------------------------------------------------------------------------------
    $  22.63             $  13.89             $  13.26             $  14.48             $  14.49
----------------     ----------------     ----------------     ----------------     ----------------
        (.45)                (.33)                (.29)                (.23)                (.24)
       (2.92)               12.48                 1.79                 2.43                 2.50
----------------     ----------------     ----------------     ----------------     ----------------
       (3.37)               12.15                 1.50                 2.20                 2.26
----------------     ----------------     ----------------     ----------------     ----------------
       (4.56)               (3.41)                (.87)               (3.42)               (2.27)
----------------     ----------------     ----------------     ----------------     ----------------
    $  14.70             $  22.63             $  13.89             $  13.26             $  14.48
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
      (14.69)%              96.71%               11.87%               16.48%               15.54%
    $237,722             $324,419             $236,242             $284,191             $317,768
    $347,231             $236,101             $250,317             $300,520             $304,841
        2.12%                2.20%                2.24%                2.19%                2.23%
        1.12%                1.20%                1.24%                1.19%                1.23%
       (1.96)%              (2.00)%              (1.98)%              (1.64)%              (1.75)%
         165%                 173%                 171%                 182%                 113%

    See Notes to Financial Statements                                     23

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class C
                                                                 -----------------
                                                                 Six Months Ended
                                                                 June 30, 2001(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 14.70
                                                                     --------
Income from investment operations:
Net investment loss                                                      (.23)
Net realized and unrealized gain (loss) on investment
   transactions                                                         (4.05)
                                                                     --------
      Total from investment operations                                  (4.28)
                                                                     --------
Less distributions:
Distributions from net realized gains from investment
   transactions                                                            --
                                                                     --------
Net asset value, end of period                                        $ 10.42
                                                                     --------
                                                                     --------
TOTAL RETURN(a):                                                       (29.12)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $14,198
Average net assets (000)                                              $15,367
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees             2.30%(c)
   Expenses, excluding distribution and service (12b-1) fees             1.30%(c)
   Net investment loss                                                  (2.12)%(c)
Portfolio turnover rate                                                    78%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.

    24                                     See Notes to Financial Statements

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class C
----------------------------------------------------------------------------------------------------------
                                         Year Ended December 31,
----------------------------------------------------------------------------------------------------------
    2000(b)                1999                 1998                 1997                 1996
----------------------------------------------------------------------------------------------------------
    $  22.63             $  13.89              $13.26               $14.48               $14.49
    --------             --------             -------              -------              -------
        (.43)                (.32)               (.28)                (.22)                (.22)
       (2.94)               12.47                1.78                 2.42                 2.48
    --------             --------             -------              -------              -------
       (3.37)               12.15                1.50                 2.20                 2.26
    --------             --------             -------              -------              -------
       (4.56)               (3.41)               (.87)               (3.42)               (2.27)
    --------             --------             -------              -------              -------
    $  14.70             $  22.63              $13.89               $13.26               $14.48
    --------             --------             -------              -------              -------
    --------             --------             -------              -------              -------
      (14.69)%              96.71%              11.87%               16.48%               15.54%
    $ 18,571             $ 10,598              $6,146               $6,750               $6,735
    $ 17,506             $  7,477              $6,164               $6,796               $5,862
        2.12%                2.20%               2.24%                2.19%                2.23%
        1.12%                1.20%               1.24%                1.19%                1.23%
       (1.97)%              (2.00)%             (1.98)%              (1.64)%              (1.75)%
         165%                 173%                171%                 182%                 113%

    See Notes to Financial Statements                                     25

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class Z
                                                                 -----------------
                                                                 Six Months Ended
                                                                 June 30, 2001(d)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 17.93
                                                                     --------
Income from investment operations:
Net investment loss                                                      (.15)
Net realized and unrealized gain (loss) on investment
   transactions                                                         (5.01)
                                                                     --------
      Total from investment operations                                  (5.16)
                                                                     --------
Less distributions:
Distributions from net realized gains from investment
   transactions                                                            --
                                                                     --------
Net asset value, end of period                                        $ 12.77
                                                                     --------
                                                                     --------
TOTAL RETURN(a):                                                       (28.74)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $17,170
Average net assets (000)                                              $17,299
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees             1.30%(b)
   Expenses, excluding distribution and service (12b-1) fees             1.30%(b)
   Net investment loss                                                  (1.13)%(b)
Portfolio turnover rate                                                    78%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering Class Z shares.
(d) Calculated based upon weighted average shares outstanding during the period.

    26                                     See Notes to Financial Statements

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Financial Highlights (Unaudited) Cont'd.

                                     Class Z
---------------------------------------------------------------------------------
                 Year Ended December 31,                       March 18, 1997(c)
----------------------------------------------------------          Through
    2000(d)                1999                 1998           December 31, 1997
---------------------------------------------------------------------------------
    $  26.16              $15.49               $14.53               $  14.48
    --------             -------              -------               --------
        (.25)               (.17)                (.12)                  (.22)
       (3.42)              14.25                 1.95                   3.18
    --------             -------              -------               --------
       (3.67)              14.08                 1.83                   2.96
    --------             -------              -------               --------
       (4.56)              (3.41)                (.87)                 (2.91)
    --------             -------              -------               --------
    $  17.93              $26.16               $15.49               $  14.53
    --------             -------              -------               --------
    --------             -------              -------               --------
      (13.86)%             99.30%               13.13%                 21.90%
    $ 20,676              $2,032               $1,649               $    633
    $ 13,271              $1,334               $1,318               $    121
        1.12%               1.20%                1.24%                  1.19%(b)
        1.12%               1.20%                1.24%                  1.19%(b)
        (.98)%             (1.00)%               (.99)%                 (.85)%(b)
         165%                173%                 171%                   182%

    See Notes to Financial Statements                                     27

Nicholas-Applegate Growth Equity Fund

        Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK WORTH IT? Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

                                  www.prudential.com    (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Arthur E. Nicholas, Chairman
Dann V. Angeloff
Fred C. Applegate
Theodore J. Coburn
Robert F. Gunia
Arthur B. Laffer
Charles E. Young

Officers
Arthur E. Nicholas, Chairman and President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Nicholas-Applegate Capital Management
600 West Broadway
San Diego, CA 92101

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
Ernst & Young LLP
725 South Figueroa Street
Los Angeles, CA 90071

Legal Counsel
Vedder, Price, Kaufman & Kammholz
222 North LaSalle Street
Chicago, IL 60601

Fund Symbols     NASDAQ       CUSIP
     Class A     NAPGX      653698209
     Class B     NAGBX      653698308
     Class C     PNACX      653698407
     Class Z     PNAZX      653698506

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of June 30, 2001, were not audited and, accordingly, no opinion is expressed on them.

(LOGO)
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852


MF151E2    653698209    653698308    653698407    653698506

(LOGO) Printed on Recycled Paper